UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 7, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 5.   Other Events.

On August 7, 2003, The Dial Corporation issued a press release declaring a quarterly dividend on Dial Common Stock and announcing a stock repurchase program. A copy of the press release is attached as Exhibit 99.1.

On August 7, 2003, The Dial Corporation issued a press release announcing the appointment of George J. Harad to its Board of Directors. A copy of the press release is attached as Exhibit 99.2.

Item 7.   Exhibits

(c)	Exhibits

(99.1)	Press Release of the Company dated August 7, 2003.
(99.2)	Press Release of the Company dated August 7, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
August 7, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer